GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at September 30, 2023 (Unaudited)

Shares	Common Stocks: 97.8%	Value
	Electrification: 30.4%
12,075	APTIV PLC*	$1,190,474
15,927	Gentherm Inc.*	864,199
34,332	Infineon Technologies AG	1,138,162
41,084	Johnson Matthey PLC	816,128
2,627	LG Chem Ltd.	964,381
15,680	ON Semiconductor Corp.*	1,457,456
2,634	Samsung SDI Co., Ltd.	997,137
28,090	Sensata Technologies Holding	1,062,364
		8,490,301
	Energy Efficiency: 15.9%
16,054	Ameresco*	619,042
4,233	Hubbell Inc.	1,326,665
2,731	Installed Building Products Inc.	341,075
118,676	Nibe Industrier AB - B Shares	779,927
6,809	Trane Technologies PLC	1,381,614
		4,448,323
	Renewable Energy Generation: 18.6%
587,000	China Longyuan Power Group Corp. - H Shares	511,233
1,106,000	China Suntien Green Energy Corp. Ltd. - H Shares	382,755
113,911	Iberdrola SA	1,276,042
17,832	Nextera Energy Inc.	1,021,595
13,766	Ormat Technologies Inc.	962,519
13,134	Orsted AS	716,975
31,448	Sunnova Energy International Inc.*	329,261
		5,200,380
	Renewable Equipment Manufacturing: 32.9%
30,455	Canadian Solar Inc.*	749,498
6,957	Eaton Corp PLC	1,483,789
3,842	Enphase Energy Inc.*	461,616
6,365	First Solar Inc.*	1,028,520
16,236	Itron Inc.*	983,577
13,458	Legrand SA	1,242,204
7,807	Schneider Electric SE	1,295,766
2,782	Solaredge Technologies Inc.*	360,297
12,874	TPI Composites Inc.*	34,116
45,572	Vestas Wind Systems A/S	979,076
762,200	Xinyi Solar Holdings Ltd.	570,379
		9,188,838

	Total Common Stocks	$27,327,842
	(cost $31,266,940)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at September 30, 2023 (Unaudited)

Shares	Common Stocks: 97.8%	Value
	Total Investments in Securities	27,327,842
	(cost $31,266,940): 97.8%

	Other Assets less Liabilities: 2.2%	624,888

	Net Assets: 100.0%	$27,952,730

*	Non-income producing security.

PLC - Public Limited Company